Exhibit 10.35

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

	Alien Technology Corporation	Purchase Order
	18220 Butterfield Blvd.	PURCHASE ORDER NO.	REVISION	PAGE
	Morgan Hill, CA 95037 Tel: 408.782.3900 Fax: 408.782.3904	19921	3	1
THIS PURCHASE ORDER NO. MUST APPEAR ON ALL INVOICES, PACKING LISTS, CARTONS AND CORRESPONDENCE RELATED TO THIS ORDER.

SHIP TO:

1830 Research Circle North Fargo, ND 58102 United States
TORAY INTERNATIONAL, INC.
VENDOR:	C/O CHARLES KOBAYASHI	BILL TO:
	8-1, MIHAMA 1CHOME URAYASU, CHIBA 279-8555	18220 BUTTERFIELD BLVD MORGAN HILL, CA 95037
United States

Japan

This Purchase Order is subject to Alien Technology Corporation Purchase Order Terms and Conditions (Document Control Number 1000049 Rev D) which are incorporated herein by this reference.

CUSTOMER ACCOUNT NO.	VENDOR NO.	DATE OF ORDER/BUYER	REVISED DATE / BUYER
	1447	22-DEC-05 M GALLAGHER	16-FEB-06 M GALLAGHER

PAYMENT TERMS		SHIP VIA	F.O.B.
SEE BELOW FOR TERMS		SEE OTHER BELOW	DESTINATION

FREIGHT TERMS		REQUESTOR / DELIVER TO	CONFIRM TO / TELEPHONE
SEE NOTES		CHAN, MING	CHARLES KOB

ITEM	PART NUMBER / DESCRIPTION	DELIVERY DATE	QUANTITY	UNIT	UNIT PRICE		EXTENSION		TAX
1	HIGH SPEED ROTARY BONDER WITH STRAP HANDLING SYSTEM (HISAM#2)	30-AUG-06	1	EACH	[	***]	[	***]	N

2	BUYER’S SHARE OF ADDITIONAL COST FOR AIR FREIGHT	30-AUG-06	1	LOT	[	***]	[	***]	N

Change order notification. February 1, 2006. Bonus/ Liquidated damages section of notes below modified.

Change order notification. February 16, 2006. “Due Date” modified from July 31, 2006 to August 30, 2006.

All other terms and conditions remain the same.

====================================================================================

Purchase Price. The total purchase price for the deliverables is [***]. The purchase price for the deliverables is payable as follows:

(i) [***], payable within ten (10) days following execution by bot both parties and delivery of this Purchase order;

(ii) [***], payable within ten (10) days following Alien’s factory buy-off of the deliverables at Seller’s location; and

	Total	Continued

AUTHORIZED SIGNATURE
6805Q EVERGREEN DATA SYSTEMS INC CA205445

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

	Alien Technology Corporation	Purchase Order
	18220 Butterfield Blvd.	PURCHASE ORDER NO.	REVISION	PAGE
	Morgan Hill, CA 95037 Tel: 408.782.3900 Fax: 408.782.3904	19921	3	2
THIS PURCHASE ORDER NO. MUST APPEAR ON ALL INVOICES, PACKING LISTS, CARTONS AND CORRESPONDENCE RELATED TO THIS ORDER.

SHIP TO:

1830 Research Circle North Fargo, ND 58102 United States
TORAY INTERNATIONAL, INC.
VENDOR:	C/O CHARLES KOBAYASHI	BILL TO:
	8-1, MIHAMA 1CHOME URAYASU, CHIBA 279-8555	18220 BUTTERFIELD BLVD MORGAN HILL, CA 95037
United States

Japan

This Purchase Order is subject to Alien Technology Corporation Purchase Order Terms and Conditions (Document Control Number 1000049 Rev D) which are incorporated herein by this reference.

CUSTOMER ACCOUNT NO.	VENDOR NO.	DATE OF ORDER/BUYER	REVISED DATE / BUYER
	1447	22-DEC-05 M GALLAGHER	16-FEB-06 M GALLAGHER

PAYMENT TERMS		SHIP VIA	F.O.B.
SEE BELOW FOR TERMS		SEE OTHER BELOW	DESTINATION

FREIGHT TERMS		REQUESTOR / DELIVER TO	CONFIRM TO / TELEPHONE
SEE NOTES		CHAN, MING	CHARLES KOB

ITEM	PART NUMBER / DESCRIPTION	DELIVERY DATE	QUANTITY	UNIT	UNIT PRICE	EXTENSION	TAX

(iii) [***], payable within thirty (30) days following final acceptance by Alien at Alien’s Fargo, North Dakota, USA facility.

Delivery terms. All deliverables shall be tendered to Alien DDP (delivered duty paid) in accordance with Incoterms 2000, at Alien’s facility in Fargo, North Dakota, USA, with Supplier having responsibility for all crating fees, local freight charges, airport charges, air freight fees, duties, taxes and insurance.

ETI Certification: Alien will issue to Supplier, within 30 days of acceptance of this Purchase Order, a separate purchase order by Alien to Supplier to include start up support and ETI certification (which is conditioned upon Supplier successfully delivering the deliverables hereunder). Price to be mutually agreed upon by both parties, but shall in no event exceed $90,000.

Bonus/Liquidated damages:

Late delivery. All deliverables are due no later than August 30, 2006 (“Due Date”). Provided that the HiSam machines comply with specifications set forth in Purchase Specification, High Speed Strap Attach, Automatic, Document No. 8101942-000 Rev E, dated January 30, 2006, Alien will not withhold or delay factory acceptance in Japan. In the event the Supplier fails to deliver the deliverables, including without limitation the HiSAM#2 and its documentation, within two (2) weeks of the agree to Delivery Date, Alien will be entitled to a credit against the total purchase price as liquidated damages, not as a penalty, in accordance with following schedule:

	Total	Continued

AUTHORIZED SIGNATURE
6805Q EVERGREEN DATA SYSTEMS INC CA205445

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

	Alien Technology Corporation	Purchase Order
	18220 Butterfield Blvd.	PURCHASE ORDER NO.	REVISION	PAGE
	Morgan Hill, CA 95037 Tel: 408.782.3900 Fax: 408.782.3904	19921	3	3
THIS PURCHASE ORDER NO. MUST APPEAR ON ALL INVOICES, PACKING LISTS, CARTONS AND CORRESPONDENCE RELATED TO THIS ORDER.

SHIP TO:

1830 Research Circle North Fargo, ND 58102 United States
TORAY INTERNATIONAL, INC.
VENDOR:	C/O CHARLES KOBAYASHI	BILL TO:
	8-1, MIHAMA 1CHOME URAYASU, CHIBA 279-8555	18220 BUTTERFIELD BLVD MORGAN HILL, CA 95037
United States

Japan

This Purchase Order is subject to Alien Technology Corporation Purchase Order Terms and Conditions (Document Control Number 1000049 Rev D) which are incorporated herein by this reference.

CUSTOMER ACCOUNT NO.	VENDOR NO.	DATE OF ORDER/BUYER	REVISED DATE / BUYER
	1447	22-DEC-05 M GALLAGHER	16-FEB-06 M GALLAGHER

PAYMENT TERMS		SHIP VIA	F.O.B.
SEE BELOW FOR TERMS		SEE OTHER BELOW	DESTINATION

FREIGHT TERMS		REQUESTOR / DELIVER TO	CONFIRM TO / TELEPHONE
SEE NOTES		CHAN, MING	CHARLES KOB

ITEM	PART NUMBER / DESCRIPTION	DELIVERY DATE	QUANTITY	UNIT	UNIT PRICE	EXTENSION	TAX

Weeks Late	Liquidated Damage Amount
More than 2 weeks late	1%
More than 3 weeks late	2%
More than 4 weeks late	3%
More than 5 weeks late	4%
More than 6 weeks late	5%
More than 7 weeks late	6	% (Max)

The liquidated damages credit is a discount against the purchase price charged by Supplier to Alien for the deliverables, up to a maximum of 6%. If Supplier misses the Delivery Date, Alien will be entitled to a single liquidated damage credit, which is not cumulative. The parties acknowledge that the damages in the event of late delivery of the deliverables would be impossible to accurately determine, and that the forgoing sum is a fair and reasonable estimate of such damages in light of all the circumstances existing as of the effective date. Alternatively and without limiting Alien’s remedies, in the event Supplier fails to deliver all of the deliverables within 30 days of the Deliver Date, Alien may terminate this Agreement (and all Alien’s obligations to make payments hereunder) or cancel all or a portion of the purchase orders for such default.

Early Delivery. In the event Supplier delivers all of the deliverables, including without limitation the HiSAM#2 and its documentation, prior to the agreed to Deliver Date, Supplier will be entitled to a bonus payment in accordance with the following schedule:

	Total	Continued

AUTHORIZED SIGNATURE
6805Q EVERGREEN DATA SYSTEMS INC CA205445

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

	Alien Technology Corporation	Purchase Order
	18220 Butterfield Blvd.	PURCHASE ORDER NO.	REVISION	PAGE
	Morgan Hill, CA 95037 Tel: 408.782.3900 Fax: 408.782.3904	19921	3	4
THIS PURCHASE ORDER NO. MUST APPEAR ON ALL INVOICES, PACKING LISTS, CARTONS AND CORRESPONDENCE RELATED TO THIS ORDER.

SHIP TO:

1830 Research Circle North Fargo, ND 58102 United States
TORAY INTERNATIONAL, INC.
VENDOR:	C/O CHARLES KOBAYASHI	BILL TO:
	8-1, MIHAMA 1CHOME URAYASU, CHIBA 279-8555	18220 BUTTERFIELD BLVD MORGAN HILL, CA 95037
United States

Japan

This Purchase Order is subject to Alien Technology Corporation Purchase Order Terms and Conditions (Document Control Number 1000049 Rev D) which are incorporated herein by this reference.

CUSTOMER ACCOUNT NO.	VENDOR NO.	DATE OF ORDER/BUYER	REVISED DATE / BUYER
	1447	22-DEC-05 M GALLAGHER	16-FEB-06 M GALLAGHER

PAYMENT TERMS		SHIP VIA	F.O.B.
SEE BELOW FOR TERMS		SEE OTHER BELOW	DESTINATION

FREIGHT TERMS		REQUESTOR / DELIVER TO	CONFIRM TO / TELEPHONE
SEE NOTES		CHAN, MING	CHARLES KOB

ITEM	PART NUMBER / DESCRIPTION	DELIVERY DATE	QUANTITY	UNIT	UNIT PRICE	EXTENSION	TAX

Weeks Early	Bonus Amount
More than 2 weeks early	1%
More than 3 weeks early	2%
More than 4 weeks early	3%
More than 5 weeks early	4%
More than 6 weeks early	5%
More than 7 weeks early	6	% (Max)

The bonus amount, if any, will be payable by Alien with the final acceptance payment. For early delivery, Supplier will be entitled to a single bonus amount, which is not cumulative.

References to Seller and Supplier shall mean Toray International, Inc. References to Buyer shall mean Alien Technology Corporation.

This Agreement, including its Purchase Order Terms and Conditions and Purchase Specification, represents the entire agreement between the parties regarding its subject matter, and cancels and supersedes all prior or contemporaneous oral or written communications, proposals, conditions, representations and warranties and prevails over any conflicting or additional terms. By signing below the parties have caused this Agreement to be duly executed by their respective authorized representatives.

	Total	Continued

AUTHORIZED SIGNATURE
6805Q EVERGREEN DATA SYSTEMS INC CA205445

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

	Alien Technology Corporation	Purchase Order
	18220 Butterfield Blvd.	PURCHASE ORDER NO.	REVISION	PAGE
	Morgan Hill, CA 95037 Tel: 408.782.3900 Fax: 408.782.3904	19921	3	5
THIS PURCHASE ORDER NO. MUST APPEAR ON ALL INVOICES, PACKING LISTS, CARTONS AND CORRESPONDENCE RELATED TO THIS ORDER.

SHIP TO:

1830 Research Circle North Fargo, ND 58102 United States
TORAY INTERNATIONAL, INC.
VENDOR:	C/O CHARLES KOBAYASHI	BILL TO:
	8-1, MIHAMA 1CHOME URAYASU, CHIBA 279-8555	18220 BUTTERFIELD BLVD MORGAN HILL, CA 95037
United States

Japan

This Purchase Order is subject to Alien Technology Corporation Purchase Order Terms and Conditions (Document Control Number 1000049 Rev D) which are incorporated herein by this reference.

CUSTOMER ACCOUNT NO.	VENDOR NO.	DATE OF ORDER/BUYER	REVISED DATE / BUYER
	1447	22-DEC-05 M GALLAGHER	16-FEB-06 M GALLAGHER

PAYMENT TERMS		SHIP VIA	F.O.B.
SEE BELOW FOR TERMS		SEE OTHER BELOW	DESTINATION

FREIGHT TERMS		REQUESTOR / DELIVER TO	CONFIRM TO / TELEPHONE
SEE NOTES		CHAN, MING	CHARLES KOB

ITEM	PART NUMBER / DESCRIPTION	DELIVERY DATE	QUANTITY	UNIT	UNIT PRICE	EXTENSION	TAX

Authorized Signature	/s/ John Payne
ALIEN TECHNOLOGY CORPORATION
2-16-06
DATE

Authorized Signature	/s/ Illegible
TORAY INTERNATIONAL, INC.
2-17-06
DATE

	Total	[***]

AUTHORIZED SIGNATURE
6805Q EVERGREEN DATA SYSTEMS INC CA205445

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Document Control Number 1000049 Rev D ALIEN TECHNOLOGY CORPORATION	PURCHASE ORDER TERMS AND CONDITIONS

1. ACCEPTANCE. ACCEPTANCE OF THIS PURCHASE ORDER (“ORDER”) BY SELLER IS EXPRESSLY LIMITED TO THE TERMS AND CONDITIONS CONTAINED IN THIS ORDER. ANY TERM OR CONDITION STATED BY THE SELLER IN ANY PRIOR PROPOSAL, ON SELLER’S ACKNOWLEDGMENT FORM, OR IN OTHERWISE ACKNOWLEDGING OR ACCEPTING THIS ORDER IS DEEMED BY BUYER TO BE A MATERIAL ALTERATION OF THIS ORDER AND IS HEREBY OBJECTED TO BY BUYER. ANY SUCH TERM OR CONDITION SHALL BE TOTALLY INAPPLICABLE TO THIS ORDER UNLESS SPECIFICALLY AGREED TO IN A WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF BUYER. ACCEPTANCE OF THE GOODS OR SERVICES COVERED BY THIS ORDER WILL NOT CONSTITUTE ACCEPTANCE BY BUYER OF SELLER’S TERMS AND CONDITIONS. ANY OF THE FOLLOWING ACTS BY SELLER SHALL CONSTITUTE ACCEPTANCE OF THIS ORDER AND ALL OF ITS TERMS AND CONDITIONS: SIGNING AND RETURNING A COPY OF THIS ORDER; DELIVERY OF ANY OF THE GOODS OR SERVICES ORDERED; INFORMING THE BUYER IN ANY MANNER OF COMMENCEMENT OF PERFORMANCE; OR RETURNING SELLER’S OWN FORM OF ACKNOWLEDGMENT. ALL TERMS AND CONDITIONS STATED ON THE FACE OF THE ORDER SHALL TAKE PRECEDENCE OVER ALL OTHER TERMS AND CONDITIONS.

2. PRICES. Seller warrants that the prices to be charged for products or services identified on the face hereof are not in excess of prices charged to other customers for similar quantities and delivery requirements. In the event of any price reductions during the effective period covered by this Order that apply to similar products or services, such price reductions shall automatically reduce the unit price of the unshipped products or services not yet rendered by a comparable percentage at the time of the price reduction.

3. INVOICES. Payment of invoices shall not constitute acceptance of the product or services and shall be subject to adjustment for errors, shortages, defects in the product or other failure of Seller to meet the requirements of the Order. Buyer may at any time set off any amount owed by Buyer to Seller against any amount owed by Seller or any of its affiliated companies to Buyer.

4. TAXES. Unless otherwise specified, the prices set forth in this Order include all applicable federal, state, and local taxes. All such taxes shall be stated separately on Seller’s invoice.

5. OVERSHIPMENTS. Buyer will pay only for maximum quantities ordered. Overshipments will be held at Seller’s risk and expense for a reasonable time for shipping instructions. Return shipping charges for excess quantities will be at Seller’s expense.

6. PACKING AND SHIPPING. Unless otherwise specified, all products shall be packed, packaged, marked and otherwise prepared for shipment in a manner which is: (i) in accordance with good commercial practice, (ii) acceptable to common carriers for shipment at the lowest rate for the particular product and in accordance with all governmental regulations and (iii) adequate to insure safe arrival of the product at the named destination and for storage and protection against weather. An itemized packing sheet must accompany each shipment unless otherwise specified.

7. DELIVERY DDP. Unless otherwise specifically provided on the face of this Order, the product called for hereunder shall be delivered to Buyer DDP (delivered duty paid) in accordance with Incoterms 2000.

8. RESPONSIBILITY FOR SUPPLIES. Notwithstanding any prior inspections and irrespective of the delivery point, the Seller shall bear all risk of loss, damage, or destruction to the products called for hereunder until final acceptance by Buyer at destination. Further, the Seller shall also bear the same risks with respect to any products rejected by Buyer, provided, however, that in either case the Buyer shall be responsible for any loss occasioned by the gross negligence of its employees acting within the scope of their employment.

9. WARRANTY. Seller warrants that all products and services delivered hereunder shall be free from defects in workmanship, material and manufacture; shall comply with the requirements of this contract, including any drawings or specifications or samples furnished by Seller; and, where design is Seller’s responsibility, be free from defects in design. Seller further warrants all products purchased hereunder shall be of merchantable quality and shall be fit and suitable for the purposes intended by Buyer. The foregoing warranties shall constitute conditions and are in addition to all other warranties, whether expressed or implied, and shall survive delivery, inspection, acceptance and payment. If any products delivered hereunder do not meet the warranties specified herein or otherwise applicable, Buyer may at its election (i) require the Seller to promptly correct, at no cost to Buyer, any defective or nonconforming products by repair or replacement, at the location as specified by Buyer, or (ii) return such defective or nonconforming products at Seller’s expense to the Seller, and recover from the Seller the Order price thereof. The foregoing remedies are in addition to all other remedies at law in equity or under this Order, for damages or otherwise and shall be deemed to be exclusive. Buyer’s approval of the Seller’s product or design shall not relieve Seller of the warranties set forth in this clause. The provisions of this clause shall not limit or affect the rights of Buyer under the clause hereof entitled Inspection.

10. INSPECTION. All products purchased hereunder shall be subject to inspection and test by Buyer to the extent practicable at all times and places during and after the period of manufacture and in any event prior to final acceptance. In case any product is defective in material or workmanship, or otherwise not in conformity with the requirements of this Order, Buyer shall have the right either to reject it, require its correction, or conditionally accept it. Buyer reserves the right to return such conditionally accepted products for credit, within a reasonable period of time after receipt in the event that Buyer determines that such products are unsuitable for its purpose. Any product that has been rejected or required to be corrected shall be replaced or corrected by and at the expense of the Seller promptly after notice. If, after being requested by Buyer, the Seller fails to promptly replace or correct any defective product within the delivery schedule Buyer may (i) at its option, by contract or otherwise replace or correct such product and charge the Seller the cost occasioned thereby or (ii) without further notice terminate this Order for default in accordance with the clause herein entitled “Termination for Default” or (iii) may utilize the defective product and require an appropriate reduction in price. Notwithstanding any prior inspection or payment hereunder, all products shall also be subject to final inspection and acceptance at Buyer’s plant within a reasonable time after delivery.

11. CHANGES IN PROCESS OR METHOD OF MANUFACTURING. Seller agrees that it will not make changes in the process, location, or method of manufacturing during the term of this Order without Buyer’s written consent. Seller further agrees that any contemplated changes in process or method of manufacturing will be submitted to Buyer in sufficient time to enable Buyer a reasonable opportunity in which to evaluate such changes.

12. CHANGES. The Buyer may at any time by written order, and without notice to sureties or assignees, suspend performance hereunder, increase or decrease the ordered quantity or make changes in the applicable drawings, designs or specification, the method of shipment or packing, and/or place of delivery. If any such change causes an increase or decrease in the cost of or the time required for performance of this Order, an equitable adjustment shall be made in the Order price or delivery schedule or both, and the Order shall be modified in writing accordingly. However, nothing in this clause shall excuse Seller from proceeding with the Order as changed or amended.

13. TERMINATION FOR DEFAULT. It is understood and agreed that time is of the essence under this Order or any extension thereof effected by any change order. Buyer may by written notice terminate this Order in whole or in part if the Seller fails (i) to make delivery of the product or to perform the service within the time specified herein, or (ii) to replace or correct defective products in accordance with the provision of those clauses hereof entitled “Warranty” and “Inspection” or, (iii) to perform any of the provisions of this Order or to so fail to make progress as to endanger performance in accordance with the terms hereof, including delivery schedules, or (iv) if Seller becomes insolvent, admits in writing its inability to pay its debts as they mature, files a voluntary petition to bankruptcy, makes an assignment for the benefit of creditors or if a petition under bankruptcy is filed against it. In the event of termination pursuant to this clause, Buyer may procure upon such terms and in such manner as Buyer may deem appropriate, products and services similar or substantially similar to those so terminated and Seller shall be liable to Buyer for any excess costs occasioned Buyer thereby. If Buyer issues a notice of termination for default, and it is subsequently determined that Buyer’s termination under this clause is inappropriate, the termination shall be deemed by Buyer and Seller to have been originally issued under the clause entitled Termination for Convenience.

14. TERMINATION FOR CONVENIENCE. Buyer may terminate work under this Order in whole or part at any time by the giving of written notice to Seller specifying the extent to which performance of work is terminated. After such notice the Seller shall immediately stop work under this Order, and within thirty (30) days after such notice, the Seller shall submit to Buyer its written termination claim. Failure of the Seller to submit its termination claim as provided herein shall constitute an unconditional and absolute waiver by the Seller of any claim arising from the Buyer’s notice termination. Seller shall reasonably assess its claim to determine whether or not such items may be used by Seller for the manufacture of associated products or diverted for any other purpose and to correspondingly reduce its termination claim by the value of such items. When settlement has been made title to any such items determined not usable by Seller and charged to Buyer in the termination claim shall vest in Buyer upon payment of the claim and forthwith be delivered to Buyer at Buyer’s expense, under Buyer’s shipping instructions. In no event shall Seller be entitled to special, incidental or consequential damages, costs of preparing claims, attorney’s fees, cost of tooling or equipment sales or agent’s commissions. Buyer reserves the right to verify claims hereunder and Seller shall make available to Buyer upon its request, all relevant books, records, inventories and facilities for its inspection and audit. In the event Seller fails to reasonably afford Buyer its right hereunder then Seller shall be deemed to have relinquished its claim asserted under this clause.

15. INDEMNITY. Seller represents and warrants that (i) it has the right to disclose or use, without liability to others, all subject matter, including ideas, inventions, creations, works, processes, designs and methods that Seller will disclose or use in its performance of this Order; (ii) the products and services, and Buyer’s use thereof, do not and will not infringe any patent, copyright, trade secret, mask work right, or other proprietary right of others; and (iii) in connection with its performance under this Order, Seller will not infringe any patent, copyright, trade secret, mask work right, or any other proprietary right of any third party; (iii) Seller has the right and power to enter into this Order and grant the right and licenses set forth herein. Seller will indemnify, hold harmless, and at Buyer’s request defend Buyer from and against any loss, cost, liability or expense (including court costs and reasonable fees of attorneys and other professionals) arising out of or resulting from any breach or claimed breach of the above representations and warranties. In the event of any such claim, Buyer agrees (i) to notify Seller of the claim, (ii) if Buyer has not requested that Seller defend the claim, to permit Seller, at Seller’s expense, to participate in the defense thereof with counsel of Seller’s choosing, subject to Buyer’s supervision and control, and (iii) if Buyer has requested that Seller defend the claim, to provide Seller with all needed information, assistance and authority necessary for Seller to do so. If the use by Buyer of any of the products or services purchased under this Agreement is enjoined, or in Buyer’s opinion is likely to be enjoined, at Buyer’s request and option, and without prejudice to Buyer’s rights and remedies, Seller at its expense will procure from the person or persons claiming or likely to claim infringement, a license for Buyer and its customers to continue to use such products or services, or modify the allegedly infringing order to avoid the infringement, without materially impairing performance or compliance with Buyer’s specifications or this Order.

16. COMPLIANCE WITH LAWS. The Seller warrants that no law, rule or ordinance of the United States, a State or any other governmental agency has been violated in the manufacture or sale of the products or in the performance of services covered by this Order, and will defend and hold Buyer harmless from loss, cost or damage as a result of any such actual or alleged violation. Upon written request by Buyer, Seller agrees to execute and furnish a certification of compliance, which may be on Buyer’s form and which shall certify compliance with any applicable Federal, State and or Local Laws or Regulations, including but not limited to FLSA, EEOC, and OSHA. If and to the extent Seller’s performance of its obligations hereunder, including any products and services delivered hereunder, constitute sub-tier work performed under a Government Contract, then Seller agrees to be and is hereby bound by and to comply with all FAR clauses and applicable laws and agency regulations and terms referenced in, or otherwise made a part of the contract (“Government Contract”) between the U.S. Government and Buyer (or the U.S. Government, its prime contractor, any sub-tier contractors and Buyer). To the extent that Buyer authorizes Seller to subsubcontract any portion of the work performed under a Government Contract, Seller agrees to flow to its subcontractors all FAR clauses and other applicable agency regulations and terms referenced in, or otherwise made a part of, the Government Contract. Seller further agrees that it will impose this requirement on all of its subcontractors.

17. ASSIGNMENT AND SUBCONTRACTORS. No right or obligation under this Order including the right to receive monies due hereunder) shall be assigned by Seller, and Seller shall not enter into any substantial subcontracts without the prior written consent of Buyer. Any purported assignment without such consent shall be null and void and Buyer shall not be obligated to recognize any claim from Seller resulting from a subcontract, not previously consented to by Buyer.

18. SPECIAL TOOLING. If special tooling used in the performance of this Order has been charged to this Order, or to this Order and other orders placed by the Buyer, title to such special tooling shall vest in the Buyer, at the option of the Buyer. Such tooling is to be used only in the performance of such Purchase Orders unless otherwise approved by Buyer. The Seller agrees that it will follow normal industrial practice in the identification and maintenance of property control records on all such tooling, and will make such records available for inspection by the Buyer at all reasonable times. After the termination or completion of such Order(s) and upon the request of the Buyer, the Seller shall furnish a list of such tooling in the form requested and shall make such tooling available for disposition by the Buyer.

19. APPLICABLE LAW. This Order shall be governed by and enforced in accordance with California law as applied to contracts entered into in California by California residents to be performed entirely within the State of California, regardless of any choice of law provisions.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Revisions
LTR	SHT	DESCRIPTION OF CHANGE	DATE	APPROVAL
A	1	Initial release	2/10/04
B	1	Revision	7/6/04
C	1	Update PS with new requirements and with the latest template.	12/22/05	E-01389
D	13	7.4.4 Changed > sign to ≥ sign	12/22/05	E-01398
D	14	9.1 Changed terms for 9.1 support start up and run final acceptance test at Fargo ND.	12/22/05	E-01398
E	6	5.5.3.1 Removed: interleaf for unwind	1/19/06	E-01440
E	7	5.6.1 Added: except spliced areas	1/19/06	E-01440
E	8	5.7.2.2 Changed to: [***] will supply disposable die termination plate for the press cut system to Alien. The termination plate will last >1400 cuts and will be offered at mutually agree to pricing.	1/19/06	E-01440
E	8	5.7.4 Deleted	1/19/06	E-01440
E	13	6.1 Changed from [***]mm to [***]mm	1/19/06	E-01440
E	13	13.2.2.1 Changed cooling water temperature to [***]F, delta +/-[***]F	1/30/06	E-01440
E	13	13.2.3.1 Changed Nitrogen purity to [***]%	1/30/06	E-01440
E	16	13.3.1 Revised to keep the limit on maximum machine module size	1/23/06	E-01440
E	16	13.4.1 Revised to approve the two crates from HRB #2 Packing List which had exceeded the [***]’ limit on maximum machine module size	1/23/06	E-01440
E	1	19.1 Deleted	1/19/06	E-01440

Purchase Specification

For

Purchase Order #19921

Alien Technology Corporation, Inc. 18220 Butterfield Blvd. Morgan Hill, CA 95037

Alien Review by:	Purchasing	EH&S	Manufacturing	Author

SUPPLIER ACCEPTANCE:	Signature: /s/ H. Aoyama		Title: CEO	Date: 23/Feb0/06
	Print Name: Hiroshi Aoyama		Company Name: [***]

TITLE Purchase Specification, High Speed Strap Attach, Automatic	DOCUMENT NO.	8101942-000

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Alien Technology Corporation Confidential

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automatic [***]

Table of Contents

Purchase Specification		1
1.	Scope	3
2.	Use of Equipment	3
3.	Purpose	3
4.	Clarifications, Additions and Special Features	3
5.	System Components, Requirements and Configuration	3
6.	Throughput	12
7.	Pre-Shipment Qualification Test and Buy Off	12
8.	Final Qualification/Acceptance and Buy Off	13
9.	Technical Support	14
10.	Spare Parts Support	14
11.	Document Support	14
12.	Equipment Uptime Requirements	15
12.1.	Equipment uptime requirements are 95% during the equipment warranty period	15
13.	Facility Requirements	15
14.	Equipment Safety Requirements	15
15.	Training	17
16.	Shipment	17
17.	Equipment Installation and Start Up	18
18.	Warranty	18
19.	General Provisions	18

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Alien Technology Corporation Confidential	Page 2 of 18	Initial: M.K. H.A.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automatic [***]

1.	Scope

1.1.	This specification sets forth the requirements, purchase and performance specifications for an automated [***] high-speed strap attach tool (HiSAM) to be installed at the Alien Technology Corporation (“Alien”) facility in Fargo, North Dakota.

1.2.	The scope of this project is divided into two parts;

1.2.1.	Mechanical (implementation of the web handling portion of the strap attach tool including all necessary electrical and human/machine interface or HMI sections). The machine Supplier will have responsibility for this portion.

1.2.2.	Electrical ([***]). Alien Technology Corporation will have responsibility for this portion. This includes hardware, software and firmware needed to run this portion of the tool.

1.2.3.	Integration of the Mechanical and Electrical sections [***] of this project will be the responsibility of the Supplier with cooperation by representatives of Alien Technology Corporation.

2.	Use of Equipment

2.1.	The intended use of this tool is to singulate straps from an incoming master roll, place the straps onto antennas at a rate of greater than [***], (see section 6 for the antenna type to be used as a reference for this throughput), then do a [***] for Alien Technology Corporation radio frequency identification devices (RFID) inlets in [***] format.

3.	Purpose

3.1.	The purpose of this specification is to serve as a basis for:

3.1.1.	Establishing the machine configuration, defining construction, criteria and materials including hardware, software and accessories.

3.1.2.	Establishing performance requirements and defining test procedures that will determine acceptance of the machine and define process capability standards.

3.1.3.	This specification will supersede all other documents and specifications, written or verbal.

4.	Clarifications, Additions and Special Features

4.1.	A nondisclosure agreement between Alien and Supplier will be signed before any technical data exchange or transfer between the two parties.

4.2.	Drawings and/or specifications provided with the purchase specification contain information considered proprietary by Alien and are provided for information purposes only to allow fulfillment of this purchase specification. This information may not be disclosed to any third parties without prior written permission from Alien.

5.	System Components, Requirements and Configuration

5.1.	Unless stated otherwise, all specifications hold simultaneously.

5.2.	Electrostatic Discharge (ESD):

5.2.1.	Due to the sensitivity of Alien Technology Corporation’s RFID product to ESD, proper precautions shall be taken to minimize charge build up throughout the

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Alien Technology Corporation Confidential	Page 3 of 18	Initial: M.K. H.A.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automatic [***]

web-handling path including points where the web is unwound from the source roll or where interleaf is put on to the destination roll. The surfaces, which come in contact with the material web and straps, will be electrostatic dissipative ([***] ohm per Sq) for the lifetime of the tool.

5.2.2.	Any other parts that touch the web will be dissipative and ground.

5.2.3.	All static charges greater than [***] volts must be neutralized or dissipated at the source.

5.3.	Mechanical damage:

5.3.1.	The chips embedded in the straps were found to be susceptible to damage due to force applied upon on the surface of the straps. Care should be taken to avoid excessive force in these areas.

5.4.	Web Handling & Transport:

5.4.1.	Web Handling:

5.4.1.1.	The web guide sensor should be able to meet strap position tolerance specified in Section 5.6.1 to handle antenna web slitting tolerance of +/- [***]mm. (See below a sample of antenna web drawing)

5.4.1.2.	Please note that the guidelines on both side of the antenna web may be eliminated for the future web design.

[***]

5.4.1.3.	The web handling system shall be capable of controlling web tension between [***] kg:

Antenna Width (inch)	Low Tension (kg)	High Tension (kg)	Low Tension (lb)	High Tension (lb)
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

5.4.1.3.1.	As long as the web tension is controlled to less than or equal to [***] kg/cm or [***] lb/in (PLI), there will be no web tensioning issues.

5.4.1.4.	Both the unwind and rewind section shall be capable of accommodating [***]mm ([***]”) ID cores with the option to use a [***] mm ([***]”) core adaptor.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Alien Technology Corporation Confidential	Page 4 of 18	Initial: M.K. H.A.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automatic [***]

5.4.1.5.	The rewind section shall be capable of distributing interleaf onto the assembled roll.

5.4.1.6.	Diameter of inlet (after strap attach) web handling rollers with wrap-around angle greater than or equal to 90 degrees: [***] mm ([***]”).

5.4.1.7.	Accommodation should be made to allow removal of the web in the [***] as needed to allow for product sampling, as well as [***].

5.5.	Web Structure

5.5.1.	Material Antenna/Roll Dimensions:

5.5.1.1.	Maximum width: [***] mm (~[***]”).

5.5.1.2.	Minimum width: [***] mm (~[***]”). The supplier is encouraged to design the tool to accommodate minimum web width [***]mm (~[***]”)

5.5.1.3.	Minimum distance from strap pad center to web edges: [***]mm ([***]”) for minimum [***]mm ([***]”) wide web.

5.5.1.4.	Maximum roll diameter: [***] mm (~[***]”) for inlet web, [***] mm (~[***]”) for interleaf (both payout and take up).

5.5.1.5.	Maximum telescoping of roll on core: ±[***] mm

5.5.1.6.	Maximum roll weight on both unwind and rewind: [***]Kg.

5.5.2.	Material Core Dimensions:

5.5.2.1.	Unwind: [***] mm ([***]”) inside diameter (ID) with [***] mm ([***]”) ID core adaptor.

5.5.2.2.	Rewind: [***] mm ([***]”) with [***] mm ([***]”) ID core adaptor.

5.5.2.3.	Maximum anticipated core width: [***] mm (~[***]”) – to accommodate [***]” wide antenna web.

5.5.3.	Interleaf Core Dimensions:

5.5.3.1.	Rewind: [***] mm ([***]”).

5.5.4.	Incoming antenna web structure:

5.5.4.1.	The antenna web will be an etched, laminated copper conductor, approximately [***] thick, on a [***] PET carrier with approximately [***] polyester epoxy adhesive.

5.5.4.2.	The distance between antennas (the antenna pitch) may vary as follows: [***] depending on the antenna type.

5.5.4.2.1.	The machine will not be required to process different pitches of antennas in the same web, but will be required to allow running different pitch antennas.

5.5.4.3.	Manual splice station for antenna web is required at unwind.

5.5.5.	Incoming strap web structure:

5.5.5.1.	The strap web will come on flanged cores. Maximum diameter of the flanges is [***] inches.

5.5.5.2.	The straps will consist of a [***] mm thick base polymer with an embedded NanoBlock IC and a [***] mm thick dielectric on top of the strap.

5.5.5.2.1.	Current strap base material is polysulfone (PSF).

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Alien Technology Corporation Confidential	Page 5 of 18	Initial: M.K. H.A.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automatic [***]

5.5.5.3.	Interconnection to the NanoBlock IC will be made with [***].

5.5.5.3.1.	[***] suspended in a polymer binder.

5.5.5.4.	Manual splice station for strap is required

5.5.5.5.	The incoming strap web width will be [***] mm wide. (See drawing below)

5.5.5.6.	The strap reject mark will be ≥ [***]mm round dark color dot centered on one of the contact pads.

[***]

5.6.	Strap placement accuracy:

5.6.1.	The system shall be capable of placing the Alien Technology straps onto the antenna web with a strap-to-antenna pad registration accuracy of ± [***] mm ([***] sigma) except spliced area. See drawing below:

[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Alien Technology Corporation Confidential	Page 6 of 18	Initial: M.K. H.A.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automatic [***]

5.7.	System configuration:

5.7.1.	The optimum system configuration should fall into this general process flow: Singulate straps from incoming web → [***] → Unwind antenna web, take up interleaf → attach straps to RFID antenna web → [***] →rewind with interleaf.

5.7.2.	Strap cut blade lifetime

5.7.2.1.	Strap end cut and press cut blade lifetime shall be greater than 4000 cuts.

5.7.2.2.	Hallys will supply disposable die termination plate for the press cut system to Alien. The termination plate will last >1400 cuts and will be offered at mutually agree to pricing.

5.7.3.	The glue dispense system should be capable of consistent operation up to [***] deg C.

5.7.4.	Components and materials in the bond/test module should be capable of withstanding humidity up to [***]%.

5.8.	[***]:

5.8.1.	The [***] fixture equipment designs and [***] will be provided to the vendor upon request. .

5.8.2.	The size of the [***] needed for the [***] apparatus is [***].

5.8.2.1.	Maximum [***] will be needed for this section of the tool. [***].

5.8.3.	The completed inlets [***] prior to rewind of the web material onto the core.

5.8.4.	The web will pass through a [***] station where each individual inlet [***].

5.8.5.	Two co-axial cables per [***] will exit the back of the [***].

5.8.6.	The [***] may include the following hardware and all except the flat panel monitor will need to be stored inside the system.

5.8.6.1.	PC (1)

5.8.6.2.	Flat panel monitor (1) (Need to be supported on the frame of the machine next to the [***])

5.8.6.3.	4x4 readers (2)

5.8.6.4.	Power meter (1)

5.8.6.5.	Power sensors (2)

5.8.6.6.	[***]

5.8.6.7.	GPIB card (1)

5.8.6.8.	Couplers (2)

5.8.6.9.	The power meter should be in/near the bonding section or mounted to the feet of the rewind station to allow calibration of the resonant cavity on a per-shift basis. This requires an 8-meter GPIB cable.

5.8.7.	EMI:

5.8.7.1.	No interference on ETSI, ANSI, ISM (902-928MHz) or tag base band.

5.8.8.	It is currently estimated that the time required to [***].

5.8.9.	The [***] apparatus may either be triple band (866, 915 & 2450 MHz) or require the ability to switch out [***]. [***] may be added at some later time.

5.8.10.	The web positioning in the TD and MD will be referenced to the above fixture.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Alien Technology Corporation Confidential	Page 7 of 18	Initial: M.K. H.A.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automatic [***]

5.8.11.	The [***] station shall mark failed inlets. The supplier will have responsibility for implementation of this requirement.

5.8.12.	Integration of this Alien Technology [***] will be done by both Alien Technology Corporation engineering and authorized representatives of the vendor.

5.8.13.	The [***] system shall be able to [***], within the copper feature of the finished inlet.

5.8.14.	The ink shall be black and fast dry such that it does not bleed or run onto or stain adjacent parts on the roll.

5.9.	Process Control:

5.9.1.	The machine control system must be capable of generating records of processed materials as well as [***].

5.9.2.	This should include (but not be necessarily limited to):

5.9.2.1.	[***]

5.9.2.1.1.	[***]

5.9.2.1.2.	[***]

5.9.2.1.3.	[***]

5.9.2.2.	[***]

5.9.2.2.1.	Good/bad information by each inlet should be archived for later download by date and lot. This data should be binary (0,1). Current implementation (HRB1) is sufficient.

5.9.2.3.	Strap and lot information

5.9.2.3.1.	Strap lot

5.9.2.3.2.	Antenna lot

5.9.2.3.3.	Work order/lot number

5.9.2.3.4.	Start/stop times for each work order

5.9.2.3.5.	Strap MD registration by inlet. Current implementation (HRB1) is sufficient.

5.9.2.3.6.	Strap TD registration should be made available as well.

5.9.2.4.	Inlet process times (all critical parameters).

5.9.2.4.1.	Current cycle time

5.9.2.4.2.	Average cycle time

5.9.2.4.3.	Parts/minute

5.9.2.4.4.	Parts/hour

5.9.3.	Please see section 5.12 for detail for Human Machine Interface (HMI) and preferred PLC systems.

5.10.	The ultra-sonic bonding and pressure control should be proper for the strap bond and attach process.

5.10.1.	Ultra-sonic bonding and bond head pressure control range will allow for adequate process window for different types of antennae. Pressure control range should be from [***] MPa in [***] MPa increments (HRB1 pressure control system is sufficient).

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Alien Technology Corporation Confidential	Page 8 of 18	Initial: _____ M.K. H.A.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automatic [***]

5.10.2.	The bonding and pressure control/adjustment will be accurate to assure successful bond and attach process.

5.10.3.	The finished roll will be qualified on Alien Technology’s [***] Tag Tester.

5.10.4.	The finished roll/parts must pass Alien Technology’s full reliability test per Alien Technology’s Reliability Plan (document 8001084-000), which includes:

5.10.4.1.	Air-to-air thermal shock test

5.10.4.2.	Thermal cycle test

5.10.4.3.	Temperature and humidity test

5.10.4.4.	Bending test

5.10.4.5.	High temperature storage test

5.10.4.6.	Low temperature storage test

5.11.	[***]

5.11.1.	All [***] will be controlled by Alien PC.

5.11.2.	The primary [***] will interface with the system PLC through Alien PC.

5.11.3.	Alien’s PC will [***]:

5.11.3.1.	[***]

5.11.3.2.	[***]

5.11.3.3.	[***]

5.11.3.4.	[***]

5.11.3.5.	[***]

5.11.3.6.	[***]

5.12.	Control System Integration

5.12.1.	The control system for HiSAM should be with PLC and OPC compliant HMI (Human Machine Interface).

5.12.2.	HiSAM PLC Features and Functions:

5.12.2.1.	The PLC must be from major vendor, preferably Mitsubishi, Allen Bradley or Yaskawa.

5.12.2.2.	The PLC must be supplied with [***]% spare I/O of each type used.

5.12.2.3.	The PLC must be supplied with [***]% open slots available for additional I/O modules.

5.12.2.4.	The PLC rack power supplies must be sized to accommodate additional I/O modules provided for above.

5.12.2.5.	The PLC will receive and process inputs from HiSAM equipment and from the HMI. Based on these inputs, the PLC will control the HiSAM as required for production. Detailed Line status will be displayed on the HMI and a summary will be indicated on a light tower (Normal / Warning / Shutdown)

5.12.3.	HiSAM HMI Features and Functions:

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Alien Technology Corporation Confidential	Page 9 of 18	Initial: M.K. H.A.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automatic [***]

5.12.3.1.	The HiSAM HMI would be running on Windows XP Pro based PC. The Supervisory Control and Data Acquisition (SCADA) application has to be developed with RSView32 from Rockwell Software. The vendor will be responsible for the development and the procurement of the software.

5.12.3.2.	The HMI should have Ethernet communications connection to the system PLC and Alien’s Network.

5.12.3.3.	The HiSAM HMI shall provide a detailed graphical representation for the overall line. The actual information displayed should be adjustable by a trained engineer. The initial settings need to be specified by Alien Technology Corporation.

5.12.3.4.	From the HMI it will be possible to Start and Stop the automatic functioning of the equipment, except where safety concerns override ability to remotely control certain functions. From the HMI it must also be possible to operate equipment manually and independently from other components in the line.

5.12.3.5.	The HiSAM HMI must include configuration screens where process parameters can be adjusted.

5.12.3.6.	The HiSAM HMI must include configuration screens where alarm parameters (set points, dead-bands, delays) can be adjusted. Suitable limits on set points must be enforced by the software.

5.12.3.7.	The HiSAM HMI must provide at least four levels of security, operator, maintenance technician, process engineer, and equipment engineer. The four levels are described later in the specification. Screen and parameter access will be limited by the existing operator level scheme in the RSview application. Determination of which screen parameters go on which security level will be determined during the design phase of the project.

5.12.4.	The Vendor PLC and HMI software must be developed in English. All variables are to have appropriate tag names relevant to their function. All ladder logic is to be annotated with explanatory comments for each rung or section of rungs.

5.12.5.	Functional Summary. The following table lists the minimum functionality that is required for the HiSAM. The Vendor is responsible for adding any additional control functionality; status information, and alarms that may be necessary to control the line, and that have not been mentioned below.

COMPONENT	CONTROL Function	STATUS & ALARM Display
HiSAM	Line speed setting	Strap web diameter at Unwinder and rewinder
	Strap /antenna web tension	Antenna web diameter
Interleaf diameter
CDA pressure

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Alien Technology Corporation Confidential	Page 10 of 18	Initial: M.K. H.A.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automatic [***]

COMPONENT	CONTROL Function	STATUS & ALARM Display
Equipment status
Status of emergency trip cord
Line speed
[***]
[***]
[***]
[***]
Current yield

5.13.	The following should be considered as a guideline only for the software and control system development. Examples of the type of functions are provided for reference.

5.13.1.	User Access

5.13.1.1.	Operator:

5.13.1.1.1.	[***]

5.13.1.1.2.	[***]

5.13.1.1.3.	[***]

5.13.1.1.4.	[***]

5.13.1.1.5.	[***]

5.13.1.1.6.	[***]

5.13.1.2.	Maintenance Technician:

5.13.1.2.1.	[***]

5.13.1.2.2.	[***]

5.13.1.3.	Process Engineer:

5.13.1.3.1.	[***]

5.13.1.3.2.	[***]

5.13.1.3.3.	[***]

5.13.1.3.3.1.	[***]

5.13.1.3.3.2.	[***]

5.13.1.3.4.	[***]

5.13.1.3.4.1.	[***]

5.13.1.3.4.2.	[***]

5.13.1.3.4.3.	[***]

5.13.1.4.	Equipment Engineer:

5.13.1.4.1.	[***]

5.13.1.4.2.	[***]

5.13.1.4.3.	[***]

5.13.1.4.4.	[***]

5.13.1.4.5.	[***]

5.13.1.4.6.	[***]

5.13.1.4.6.1.	[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Alien Technology Corporation Confidential	Page 11 of 18	Initial: M.K. H.A.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automatic [***]

5.13.1.4.6.2.	[***]

5.13.2.	HMI Screens. Examples are provided for reference only.

5.13.2.1.	Screen hierarchy

5.13.2.1.1.	[***]

5.13.2.1.2.	[***]

5.13.2.1.3.	[***]

5.13.2.1.4.	[***]

5.13.2.1.5.	[***]

5.13.2.2.	Detail screens

5.13.2.2.1.	[***]

5.13.2.2.2.	[***]

5.13.2.2.3.	[***]

5.13.2.2.4.	[***]

5.13.2.3.	Colors for Summary status (not standard):

5.13.2.3.1.	[***]

5.13.3.	Equipment operating normally - Green

5.13.3.1.1.	[***]

5.13.3.1.2.	[***]

5.13.3.2.	Icons for each equipment

5.13.3.2.1.	[***]

5.13.3.2.2.	[***]

5.13.3.2.3.	[***]

5.13.3.2.4.	[***]

5.13.3.3.	Alarm screen

5.13.3.3.1.	[***]

5.13.3.3.2.	[***]

5.13.3.4.	To acknowledge the alarms, and maintain an historical log.

6.	Throughput

6.1.	The machine shall be capable of assembling [***] per second [***] with minimum incoming [***] strap yield per [***] per sheet, for antennas with pitch [***].

6.1.1.	The inlet type to be used for to meet this specification is the Squiggle antenna, Alien Technology part number 1800055-001.

6.2.	Should the situation require it, the machine assembly speed should be adjustable downward from this optimum assembly rate.

7.	Pre-Shipment Qualification Test and Buy Off

7.1.	An Alien Technology Corporation representative will conduct a mid-build audit at the Supplier’s location. The purpose of this audit is to verify that the machine build is on schedule and that any problems encountered can be corrected as soon as possible.

7.2.	An Alien Technology Corporation representative will conduct a pre-shipment buy-off at the Supplier’s location. Final acceptance of this equipment will be at the sole discretion of Alien Technology Corporation. The specifications will be tested in the pre-shipment buy-off per the tests given below in sections 7.3 through section 7.9.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Alien Technology Corporation Confidential	Page 12 of 18	Initial: M.K. H.A.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automatic [***]

7.3.	Operation of the [***] and mechanical frame (web transport):

7.3.1.	The [***] will be checked for proper operation prior to shipment to the vendor for integration into the mechanical frame. Alien Technology Corporation engineers will perform this test.

7.3.2.	The [***] must perform as well after integration into the mechanical frame as it did prior to integration into the mechanical frame.

7.3.3.	[***] of one or more types will be provided to the [***] mechanical frame.

7.3.4.	The integrated system will then test these [***] and [***] for those inlets/tags.

7.4.	Throughput:

7.4.1.	The machine will have one roll of inlet web run through it while line speed is adjusted.

7.4.2.	[***] parameters will be measured on [***] different rolls. [***]. Results will be statistically analyzed.

7.4.3.	Resultant data will be analyzed using standard statistical analysis:

7.4.3.1.	Mean and standard deviation.

7.4.4.	A [***] will be one with average throughput of [***] with greater than [***]. See section 6 above for specifics on the antenna type to be used for this item.

7.5.	ESD roller material verification via use of resistivity meter

7.6.	Functioning parts, made with materials listed in section 5.5 above, shall pass 72-hour high temperature storage reliability test at vendor site.

7.7.	Demonstration and confirmation of the machine to meet the strap attach placement accuracy

7.8.	Demonstration and confirmation of the ultra-sonic bond station energy and pressure control over the range specified in Section 5.

7.9.	Demonstration of PLC and HMI system per specification above.

Alien Technology Corporation’s engineer will do formal written acceptance.

8.	Final Qualification/Acceptance and Buy Off

8.1.	Final acceptance of this equipment will be at the sole discretion of Alien Technology Corporation, and will be based on either the equipment meeting the specific application needs or the equipment being able to perform to predetermined and agreed to specifications at the facility of Alien Technology Corporation.

8.2.	An in-house qualification trial will be held within thirty (30) days after installation has been completed. Notification of the trial will be given to the Supplier at least three (3) working days in advance to allow reasonable time for the desired Supplier representatives to arrive on site.

8.3.	Conditions for final qualification acceptance and buy off will be completed as outlined in section 7 above.

8.4.	In addition, functioning parts, made with materials listed in Section 5.5 above (1850055-001 construction), shall pass full Alien reliability suite (thermal shock, temperature &

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Alien Technology Corporation Confidential	Page 13 of 18	Initial: M.K. H.A.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automatic [***]

humidity exposure, thermal cycle, bend, high temperature storage, low temperature). Completion of the first attempt of the entire reliability suite of tests will be done within 4 weeks of the tool being ready to make the reliability samples.

8.5.	Buy off will not be complete until the documentation described in Section 11 is accepted by Alien Technology Corporation.

9.	Technical Support

9.1.	Both Supplier and Alien agree that a minimum of two (2) qualified persons shall be made available to Alien for the initially set-up and run final acceptance tests at Alien’s designated facility, and shall be billed to Alien as mutually agreed to by both parties, covered under separate purchase order out side of this agreement.

9.2.	This individual will remain at Alien’s facility until Alien is fully satisfied that the equipment has met the acceptance criteria and is running properly.

9.3.	Once all acceptance criteria has been met, Alien’s engineer will provide formal written acceptance.

9.4.	During the warranty period, one (1) qualified, vendor representative will be at Alien’s facility within 72 hours. (or as mutually agreed to by both parties) of notification of equipment failure or non-conformance.

9.4.1.	Reasonable efforts will be made by Alien to solve the equipment problem with phone, e-mail and fax support prior to calling in vendor representative.

9.5.	After warranty expiration and continuing for three years (3), Suppler will furnish, if required, one (1) qualified person at the Alien facility on 72 hours See above. (Or as mutually agreed to by both parties) notice. Charges for this technical support will not exceed Suppliers then existing standard rates.

10.	Spare Parts Support

10.1.	Supplier agrees to make spare parts for this equipment available for a period of not less than five (5) years from the date of acceptance by Alien.

10.2.	If any emergency situation arises and Supplier is notified that the equipment is not operational for the lack of a part or assembly, Supplier will make every effort to supply the needed items (s) from Suppliers Production Line or Inventory.

10.3.	Supplier guarantees that in such emergency situations, parts will be available within a 24-hour period from time of notice, and will supply needed item(s) to Alien by using the most expeditious shipping method at Supplier’s cost.

10.4.	Supplier must make every effort to use similar parts as the first system to minimize stock of the spare parts.

11.	Document Support

11.1.	Supplier will deliver with the equipment not less than four (4) copies of the following documents (a complete electronic copy of the following will be considered acceptable):

11.1.1.	Operational Instructions.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Alien Technology Corporation Confidential	Page 14 of 18	Initial: M.K. H.A.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automatic [***]

11.1.2.	Maintenance Instructions.

11.1.3.	Preventative Maintenance Plan.

11.1.3.1.	This plan will include all preventative maintenance procedures recommended by the manufacturer and the appropriate time intervals for doing these procedures.

11.1.4.	Illustrated parts list that makes it possible to identify all parts and assemblies.

11.1.5.	Suggested spare parts list including suggested stocking levels, manufacturers, part numbers, prices, and estimated lead times.

11.1.6.	All applicable schematic and wiring diagrams.

11.1.7.	Trouble shooting procedures.

11.1.8.	Recommended calibration procedure, to include equipment used for calibration.

12.	Equipment Uptime Requirements

12.1.	Equipment uptime requirements are 95% during the equipment warranty period.

12.1.1.	Uptime refers to the amount of time the machine is scheduled to work in a given 24 hour period. For example, if the equipment is scheduled for production 8 hours per day, only that 8 hour period will be used to calculate equipment uptime, not the remaining 16 hours in the 24 hour period.

12.2.	If uptime during the warranty period drops below the 95% requirement, the warranty shall be extended one (1) month for each month the equipment does not meet the uptime specifications.

12.3.	Machine shall be capable of running production 7 days per week, 24 hours per day.

13.	Facility Requirements

13.1.	Supplier will submit to Alien’s System Support Director, no later than 90 days prior to shipment, a complete written list of facility requirements, footprint of equipment and any special safety requirements/specifications associated with the equipment.

13.2.	Equipment configuration must be compatible with Alien’s available Facility Infrastructure

13.2.1.	Electrical

13.2.1.1.	[***] volt, 3 phase is preferred power source

13.2.1.2.	[***] volt and [***] volt available

13.2.1.3.	[***] hertz frequency

13.2.2.	Process Cooling Water

13.2.2.1.	[***]°F, delta +/-[***]°F

13.2.3.	Nitrogen

13.2.3.1.	[***]

13.2.4.	Compressed Dry Air

13.2.4.1.	[***] psi

13.2.4.2.	[***] micron filtration

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Alien Technology Corporation Confidential	Page 15 of 18	Initial: M.K. H.A.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automatic [***]

13.2.5.	Deionized Water

13.2.5.1.	[***] mega ohms

13.2.6.	Process vacuum

13.2.6.1.	[***] inches Hg

13.3.	Loading dock space constraint.

13.3.1.	The loading dock could receive equipment up to [***]’wide, but supplier must limit their maximum machine module size to be less than [***]’ wide. The maximum machine module must not exceed [***]’ in length.

13.4.	Overall machine size

13.4.1.	Machine size must be reviewed and approved by Alien Technology before the releasing of the purchase order. Alien Technology have reviewed the HRB #2 Packing List supplied by the vendor, dated Nov. 14, 2005, and approved the following two crates which exceed the maximum machine module limit.

13.4.1.1.	Table/P-P/StrapUnwind/Supply with Base, [***]mm long by [***]mm wide. ([***]’ long by [***]’ wide)

13.4.1.2.	Carrier Transfer Module, [***]mm long by [***] mm wide. ([***]’ long by [***]’ wide)

14.	Equipment Safety Requirements

14.1.	General Requirements

14.1.1.	All equipment shall meet current, applicable standards set forth in the, International Fire Code (IFC, International Building Code (IBC), International Mechanical Code (IMC), National Electrical Code (NEC), California Code of Regulations (CCR), Federal Code of Regulations (CFR), ANSI Z136.1 Standards for the Safe Use of Lasers, Factory Mutual Standards (FM), National Fire Protection Association (NFPA) Standards.

14.1.2.	All Equipment shall be constructed in accordance with IEST Recommended Practices for clean room equipment, when applicable.

14.2.	Electrical Safety

14.2.1.	Equipment shall be UL certified. Third party equivalent may be substituted for this requirement at the sole discretion and approval of Alien.

14.3.	Sound Levels

14.3.1.	Sound generated by equipment shall not exceed [***] decibels (DBA) without the written consent of Alien’s safety department. Noise levels shall be measured with a standard sound level meter with the A-scale at slow response. California Code or Regulations. Title 8, Subchapter 7. General Industry Safety Orders, Group 15. Occupational Noise, Article 105. Control of Noise Exposure, Section 5097.

14.4.	Guarding

14.4.1.	Equipment must be guarded consistent with most current Cal-OSHA requirements for the type of equipment being specified. California Code of Regulations, Title 8, Subchapter 7, General Industry Safety Orders, section specific to equipment type.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Alien Technology Corporation Confidential	Page 16 of 18	Initial: M.K. H.A.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automatic [***]

14.5.	Emergency Shut-off (EMO)

14.5.1.	Emergency stop installation shall meet current NFPA 79, Electrical Standard for Industrial Machinery Standard.

14.5.2.	Emergency shut-off devices shall meet EN 418 standards.

14.5.3.	Emergency stops must be reachable from all points where operator has access to any moving parts of the equipment.

14.5.4.	All equipment covers that prevent access to moving parts shall be interlocked to shut off equipment drive mechanisms.

14.6.	Ventilation

14.6.1.1.	Ventilation shall be constructed per current ACGIH standards

14.6.1.2.	Ventilation at equipment operator and equipment interface shall be a minimum of 150 fpm.

14.7.	Ergonomics/Materials Handling

14.7.1.	Equipment shall meet SEMI S8-95, Safety Guide for Ergonomics/Human Factors Engineering of Semiconductor Manufacturing Equipment guidelines.

14.7.2.	Operators shall be able to access unwinds and rewinds with a material cart.

14.7.3.	Operators will not be required to handle equipment shafts.

14.7.4.	Material transfers (liquids and solids) should be done in closed systems whenever possible, i.e., specify the use of pumps, batch controllers, etc.

14.8.	Solid and Hazardous Wastes

14.8.1.	Chemical input type and quantities should be reviewed. This should include the projected amounts and types of waste if generated. Examples: liquids, solids, filters, sludge’s, lubricants, scrap material, etc.

14.8.2.	Wastewater treatment requirements must be specified.

14.9.	All the hazardous materials used in the process/equipment must comply with the requirements of TSCA. (Toxic Substance Control Act)

15.	Training

15.1.	Upon completion and approval of installation, Supplier shall provide sufficient training to Alien personnel in operation, use and setup of the system (the term “sufficient” will be decided on by both Alien and Supplier).

15.2.	The training must address three different audiences:

15.2.1.	Process engineering

15.2.2.	Maintenance/Technicians

15.2.3.	Operator

16.	Shipment

16.1.	Shipment will be DDP (delivery duty paid) in accordance with IncoTerms 2000 to Alien’s facility in Fargo, North Dakota.

16.2.	Supplier to specify in quote recommended form of transportation.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Alien Technology Corporation Confidential	Page 17 of 18	Initial: M.K. H.A.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automatic [***]

16.3.	Supplier responsible for export shipment arrangements, including communication with Alien approved customs agent and freight forwarder.

17.	Equipment Installation and Start Up

17.1.	Supplier assumes the responsibility for installation, set-up and start-up of the equipment.

17.1.1.	Alien will provide riggers to move the equipment, provide facilities to the machine, move and attach the machine modules together, wire them together, hook up pumps, plumbing and other facilities related tasks.

17.2.	Supplier will provide qualified service engineers to inspect, direct and approve the completed installation.

17.3.	System must be cleaned and transported in a manner appropriate for it’s application.

17.4.	Alien will assume responsibility for any site preparations required in accordance with Suppliers specifications and drawings.

18.	Warranty

18.1.	Supplier warrants that the equipment supplied under this Purchase Specification to be free from defects in material and workmanship for a period of not less than 1 year after formal acceptance at Alien’s facility and will include both parts and labor.

18.2.	All repairs will be done on site at Alien’s facility, at no additional cost to Alien.

18.3.	The warranty does not cover defects arising from alterations carried out without Supplier’s consent in writing, Alien’s faulty maintenance, or repairs carried out improperly by Alien.

19.	General Provisions

19.1.	This Purchase Specification is intended by Alien and Supplier as the final expression with respect to the subject matter discussed herein, and may not be contradicted by evidence of any prior or contemporaneous agreements. This Purchase Specification is subject to, and made a part of, Alien’s Purchase Order Terms and Conditions (Document Control Number 1000049 Rev D) This Purchase Specification may not be modified, changed or supplemented, nor may any obligations hereunder be waived or extensions of time for performance granted, except by written approval signed by both Alien and Supplier.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Alien Technology Corporation Confidential	Page 18 of 18	Initial: M.K. H.A.